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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 14, 1995
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                                SUFFOLK BANCORP
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             (Exact name of registrant as specified in its charter)


    New York                      0-13580                       11-2708279
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(State or other                 (Commission                     (IRS Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation
or Organization)


6 West Second Street, Riverhead, New York 11901                    11901
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (516) 727-2700
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                                      N/A
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         (Former name or former address, if changed since last report)


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        ITEM 5.  OTHER EVENTS.

        On September 14, 1995, the Board of Directors of Suffolk Bancorp (the "Company") announced that it had decided to cancel the Company's special meeting of shareholders scheduled for September 28, 1995. The purpose of the meeting had been to increase the number of common shares authorized from 7,500,000 to 15,000,000. The electronic filing of the preliminary form of the proxy statement for the meeting, as required by the rules of the Securities and Exchange Commission was not completed. This was the result of miscommunication between S.E.C. counsel for Suffolk and Suffolk's filing agent. Therefore, the S.E.C. did not have the opportunity to review the statement before it was distributed to the shareholders.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SUFFOLK BANCORP

Date: September 14, 1995       By: /s/ EDWARD J. MERZ
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                                   Edward J. Merz, President &
                                   Chief Executive Officer


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